                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) : July 10, 2001

                          Centrack International, Inc.
              (Exact name of registrant as specific in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-27885                                               11-3342926
  (Commission File No.)                                      (IRS Employer
                                                           Identification No.)

         1900 Corporate Blvd., Suite 305 West, Boca Raton, Florida 33431
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (561) 241-9921

          (Former name or former address, if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S ACCOUNTANT.

     On July 10, 2001, the Board of Directors of Centrack International, Inc.
(the "Company") approved the engagement of Baum & Company, P.A. as independent auditors of the Company for the fiscal year ended May 31, 2001, to replace the firm of Caruso & Caruso, Certified Public Accountants, P.A. ("Caruso"), who were dismissed as the Company's auditors, effective July 10, 2001.

     The reports of Caruso on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the last two years ended May 31, 1999 and May 31, 2000; in the subsequent unaudited interim periods through February 28, 2001; and through the date of dismissal July 10, 2001, there were no disagreements with Caruso on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of
Caruso, would have caused Caruso to make reference to the subject matter in their report. The Company has requested Caruso to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         16.1    Letter of Caruso & Caruso, Certified Public Accountants,
                 P.A., pursuant to Item 304(a)(3) of Regulation S-B. (1)

         16.2    Amended Letter of Caruso & Caruso, Certified Public
                 Accountants, P.A. (2)

--------
1 Previously filed with Form 8-K.
2 Filed herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Centrack International, Inc.

                                             /s/ Laurence S. Isaacson
                                             Laurence S. Isaacson, President
November 9, 2001
Date